SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 12, 2003

Date of Earliest Event Reported: July 1, 2003

OpenTV Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands

(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376
(Commission File Number)	(I.R.S. Employer Identification No.)

275 Sacramento Street

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 962-5000

The following financial statements and pro forma financial information are being provided in connection with OpenTV Corp.’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on July 14, 2003.

Item 7.    Financial Statements and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The historical financial information required by this Item 7(a) are filed as Exhibits 99.1 and 99.2.

(b)	PRO FORMA FINANCIAL INFORMATION

The pro forma financial information required by this Item 7(b) is filed as Exhibit 99.3.

(c)	EXHIBITS.

Exhibit No.	Description

99.1	ACTV, Inc. Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002

99.2	ACTV, Inc. Unaudited Condensed Consolidated Financial Statements as of June 30, 2003 and as of December 31, 2002 and for the six months ended June 30, 2003 and 2002

99.3	OpenTV Corp. Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2003 and for the six months ended June 30, 2003 and the year ended December 31, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2003

OPENTV CORP.

By:	/s/ CRAIG M. WAGGY
Name: Craig M. Waggy Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	ACTV, Inc. Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002

99.2	ACTV, Inc. Unaudited Condensed Consolidated Financial Statements as of June 30, 2003 and as of December 31, 2002 and for the six months ended June 30, 2003 and 2002

99.3	OpenTV Corp. Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2003 and for the six months ended June 30, 2003 and the year ended December 31, 2002